Exhibit 10.1

October 31, 2024

First Advantage Corporation

1 Concourse Parkway NE

Suite 200

Atlanta, Georgia 30328

Broad Street Principal Investments, L.L.C.

Checkers Control Partnership, L.P.

Broad Street Control Advisors, L.L.C.

200 West Street

New York, New York 10282

Re: Termination of Stockholders’ Agreement

Ladies and Gentlemen:

Reference is made to that certain Stockholders’ Agreement, dated as of February 28, 2024 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Agreement”), by and among First Advantage Corporation, a Delaware corporation, Broad Street Principal Investments, L.L.C., a Delaware limited liability company, Checkers Control Partnership, L.P., a Delaware limited partnership, and Broad Street Control Advisors, L.L.C., a Delaware limited liability company, and the other parties thereto. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

The undersigned acknowledge and agree that, as of the Effective Time (as defined in the Merger Agreement), no Holder owns any Equity Securities or Registrable Securities. Accordingly, the undersigned hereby terminate, in accordance with Section 4.9 of the Agreement and effective as of the Effective Time, the Agreement and any rights or obligations of any party thereunder that would purport to survive the termination thereof.

Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.10, 4.13 and 4.16 of the Agreement are incorporated by reference herein, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this letter agreement as of the date hereof.

FIRST ADVANTAGE CORPORATION

By: /s/ Bret T. Jardine
Name: Bret T. Jardine
Title: Chief Legal Officer & Corporate

Secretary

[Stockholders’ Agreement Termination Letter]

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By: /s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

CHECKERS CONTROL PARTNERSHIP, L.P.

By: Broad Street Control Advisors, L.L.C.

Its: General Partner

By: /s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

BROAD STREET CONTROL ADVISORS, L.L.C.

By: /s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

[Stockholders’ Agreement Termination Letter]

BRIDGE STREET 2015, L.P.

By: Broad Street Control Advisors, L.L.C.

Its: General Partner

By: /s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

STONE STREET 2015, L.P.

By: Broad Street Control Advisors, L.L.C.

Its: General Partner

By: /s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

MBD 2015, L.P.

By: Broad Street Control Advisors, L.L.C.

Its: General Partner

By: /s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

[Stockholders’ Agreement Termination Letter]

2015 EMPLOYEE OFFSHORE AGGREGATOR, L.P.

By: Broad Street Control Advisors, L.L.C.

Its: General Partner

By: /s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

GS FUND HOLDINGS, L.L.C.

By: The Goldman Sachs Group, Inc., as Manager

By: /s/ Adrian Jones
Name: Adrian Jones
Title: Attorney-in-Fact

[Stockholders’ Agreement Termination Letter]

CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

By: /s/ Caroline Cote
Name: Caroline Côté
Title: Authorized signatory

By: /s/ Jean-Philippe Lapointe
Name: Jean-Philippe Lapointe
Title: Authorized signatory

[Stockholders’ Agreement Termination Letter]